                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2002
                                                  ----------------

                              SPORTING MAGIC, INC.
             (Exact name of registrant as specified in its charter)

Delaware                               0-25247                    95-4675095
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)

                   6430 Cobble Lane, Harrison, Tennessee 37341
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                     Address of principal executive offices

        Registrant's telephone number, including area code: 423-344-9955
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         (Former name or former address, if changed since last report.)

Item 1.     Changes in Control of Registrant.
            --------------------------------

            On  February  1,  2002,  the  Registrant,  Next,  Inc.,  a  Delaware
Corporation,  ("Next"),  Buddy Young,  previously the largest stockholder of the
Registrant,  Danny F. Cooke, William B. Hensley and the William B. III and Cindy
S.  Hensley  Living  Trust,  previously  the sole  common  stockholders  of Next
(together, the "Next Stockholders"),  consummated a reverse acquisition pursuant to an Exchange Agreement,  whereby the Registrant issued 6,000,000 shares of its common stock to the Next Stockholders in exchange for 6,000,000 shares of Next's common stock, par value $0.0001 per share, representing all of Next's issued and outstanding  common equity (the "Exchange").  The Registrant also agreed to seek stockholder  approval to create blank check  preferred  stock and then  promptly create a series of voting preferred stock into which each 100 outstanding shares of  Next's  Series A  Preferred  Stock,  par  value  $0.0001  per  share,  shall automatically convert.

            Upon the closing of the Exchange (the  "Closing"),  the Registrant's then existing Board of Directors, consisting of Buddy Young, L. Stephen Albright and Dennis Spiegelman,  resigned and caused Danny F. Cooke,  William B. Hensley,
Ronald  Metz,  G.  Michael  Cross and  Salvatore  Geraci to succeed them in such capacity.  In addition,  Mr. Young and Mr.  Albright  also resigned as executive officers of the Registrant.

            As a result of the reverse  acquisition,  the Next  Stockholders now control  more  than  74% of the  Registrant's  voting  securities.  The pre- and post-Closing  percentages of voting  securities of the  Registrant  beneficially owned by (i) each person who, to the knowledge of the  Registrant,  beneficially owns more than 5% of the  Registrant's  common  stock and (ii) the  Registrant's directors and executive  officers,  was previously  reported on the Registrant's
Rule 14f-1 Information Statement that was filed with the Securities and Exchange
Commission, and mailed to its stockholders, on January 22, 2002.

            As a result of this reverse  acquisition,  the  Registrant  is now a holding company whose principal asset is the outstanding  common equity of Next, a designer,  developer, marketer and distributor of branded promotional products and imprinted sportswear.

Item 4.     Change in Registrant's Certifying Accountant.
            --------------------------------------------

            On February 13, 2002,  the  Registrant  dismissed  Farber & Hass LLP
("FH") as its  independent  accountants.  The reports of FH on the  Registrant's financial statements for the years ended August 31, 2000 and 2001 each contain a going concern opinion.  A going concern opinion  indicates that the Registrant's independent  accounts  believe  that  substantial  doubt  exists  regarding  the
Registrant's ability to continue to remain in business.

            The Registrant's  Board of Directors approved the dismissal of FH on
February  13,  2002.  During the fiscal years ended August 31, 2000 and 2001 and during the subsequent  interim period through  February 13, 2002,  there were no disagreements  with FH on any  matter of  accounting  principles  or  practices,
financial   statement   disclosure  or  auditing   scope  or  procedures   which
disagreements  if not resolved to the  satisfaction of FH would have caused them to make reference  thereto in their report on the financial  statements for such years.  During the fiscal

                                       2

years ended August 31, 2000 and 2001 and during the  subsequent  interim  period through February 13, 2002,  there were no reportable  events (as defined in Item
304(a)(1)(v) of Regulation S-K).

            The  Registrant  provided  FH with a copy of the  disclosures  it is making  herein prior to the filing of this  Current  Report on Form 8-K with the
Securities  and Exchange  Commission  ("SEC") and requested  that FH furnish the
Registrant  a letter  addressed  to the SEC  stating  whether FH agrees with the statements  made by the Registrant  herein and, if not,  stating the respects in which it does not agree.  FH's  letter,  dated  February 13, 2002 is attached as
Exhibit 16.1 hereto.

            Simultaneously  with  the  dismissal  of its  former  auditors,  the
Registrant  engaged  Marcum & Kliegman  ("MK") as the  Registrant's  independent public auditors, replacing its former auditor, FH. The Board of Directors of the
Registrant  approved  the  appointment  of MK as  the  Registrant's  independent accountants and auditors on February 13, 2002. During the two most recent fiscal years and subsequent  interim periods,  the Registrant has not consulted with MK regarding (i) either the  application  of  accounting  principles to a specified transaction,  either  completed or proposed,  or the type of audit  opinion that might be  rendered  on its  financial  statements,  or (ii) any matter  that was either the subject of  disagreement  on any matter of  accounting  principles or practices,  financial statement  disclosure or auditing scope or procedures or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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            (a)-(b)                 The  Registrant   shall  file  all  required
                                    financial  statements  with  regards  to the
                                    reverse  acquisition  by way of an amendment
                                    to this  form  8-K no  later  than  April 2,
                                    2002.

            (c)                     Exhibits.

            Exhibit Number          Description
            --------------          -----------

            2.2                     The Exchange  Agreement,  dated December 21,
                                    2001,  by and among  Sporting  Magic,  Inc.,
                                    Buddy  Young,  Next,  Inc.,  Danny F. Cooke,
                                    William B.  Hensley  and the  William B. III
                                    and Cindy S. Hensley Living Trust.

            2.3                     Amendment  No. 1 to the Exchange  Agreement,
                                    dated July 18,  2002, by and among  Sporting
                                    Magic,  Inc., Buddy Young, Next, Inc., Danny
                                    F. Cooke, William B. Hensley and the William
                                    B. III and Cindy S. Hensley Living Trust.

            2.4                     Amendment  No. 2 to the Exchange  Agreement,
                                    dated   February  1,  2002,   by  and  among
                                    Sporting  Magic,  Inc.,  Buddy Young,  Next,
                                    Inc., Danny F. Cooke, William B. Hensley and
                                    the  William  B. III and  Cindy

                                       3

S.  Hensley
                                    Living Trust.

            16.1                    Letter  of  Farber  &  Hass  LLP   regarding
                                    termination as certifying accountant.

                                    SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        SPORTING MAGIC, INC.

Dated: February 19, 2002                    By:  /s/ Danny F. Cooke
                                               ---------------------------------
                                            Name:   Danny F. Cooke
                                            Title:  Chairman